UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                  _______________

                                   FORM 8-K/A-1

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported)
                     September 26, 2005 (September 21, 2005)
                                  ______________

                         DIALYSIS CORPORATION OF AMERICA
              (Exact name of registrant as specified in its charter)

          Florida                      0-8527               59-1757642
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                  Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

     This Current Report on Form 8-K/A-1 is being filed to amend Item 9.01 of the Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 26, 2005 to include the unaudited pro forma consolidated condensed financial information as of and for the six months ended June 30, 2005 reflecting the pro forma effect on the Registrant of the merger of Medicore, Inc. with and into the Registrant, which merger was effected on September 21, 2005.

(b) Pro forma financial information.

     The following unaudited pro forma consolidated condensed financial data presents the pro forma financial position of Dialysis Corporation of America ("DCA") at June 30, 2005, and the pro forma results of operation of DCA for the six months ended June 30, 2005. The merger of DCA and its parent company, Medicore, Inc. is being accounted for as a downstream merger, as if the surviving company is the parent. The pro forma financial statements give effect to the merger as if it had occurred at the end of the period for purposes of the consolidated condensed balance sheet and at the beginning of the period for purposes of the consolidated condensed statement of income.

     The unaudited pro forma consolidated condensed financial data is presented for illustration purposes only in accordance with the assumptions included in the pro forma adjustments set forth below. This information is not necessarily indicative of the operating results or of the financial position that would have occurred if the merger had been consummated as of the date or for the period indicated, nor is it necessarily indicative of the future operating results or financial position of DCA after the merger.

     The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. The unaudited pro forma consolidated condensed financial data presented below should be read in conjunction with the historical financial statements and related notes of DCA and Medicore included in their respective Quarterly Reports on Form 10-Q for the second quarter ended June 30, 2005 filed with the Securities and Exchange Commission in August 2005.

                       DIALYSIS CORPORATION OF AMERICA
               PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             As of June 30, 2005
                                  (Unaudited)

                                                                                        DCA
                                                      Medicore       Pro Forma        Adjusted
                                                    Consolidated    Adjustments       Pro Forma
                                                   -------------    -----------       ---------
                    Assets
Current assets:
  Cash and cash equivalents                         $ 5,911,758     $(3,684,000)(A)   $ 2,227,758
  Accounts receivable, net                            8,658,253                         8,658,253
  Inventories                                         1,438,255                         1,438,255
  Deferred tax asset                                    970,000        (121,000)(B)       849,000
  Prepaid expense and other current assets            2,092,081             ---         2,092,081
                                                    -----------     -----------       -----------
          Total current assets                       19,070,347      (3,805,000)       15,265,347
                                                    -----------     -----------       -----------

Property and equipment:
  Land                                                1,170,613                         1,170,613
  Building and building improvements                  3,519,400                         3,519,400
  Machinery and equipment                             8,454,302                         8,454,302
  Leasehold improvements                              5,258,435             ---         5,258,435
                                                    -----------     -----------       -----------
                                                     18,402,750                        18,402,750
  Less accumulated depreciation                       7,878,337             ---         7,878,337
                                                    -----------     -----------       -----------
                                                     10,524,413             ---        10,524,413
                                                    -----------     -----------       -----------

  Deferred tax asset                                        ---       2,970,000(B)      2,970,000

  Other assets                                        1,382,506                         1,382,506
  Goodwill                                            3,649,014             ---         3,649,014
                                                    -----------     -----------       -----------
          Total other assets                          5,031,520             ---         5,031,520
                                                    -----------     -----------       -----------
                                                    $34,626,280     $  (835,000)      $33,791,280
                                                    ===========     ===========       ===========

       Liabilities and Stockholders' Equity
Current liabilities:
  Account payable                                   $ 1,394,367     $                 $ 1,394,367
  Accrued expenses                                    4,923,715                         4,923,715
  Current portion of long-term debt                   1,075,000             ---         1,075,000
                                                    -----------     -----------       -----------
          Total current liabilities                   7,393,082             ---         7,393,082

Long-term debt, less current portion                   750,783                            750,783

Payable acquisitions                                   380,297                            380,297

Deferred income taxes                                1,209,000       (1,209,000)(B)           ---
                                                    -----------     -----------       -----------
          Total liabilities                           9,733,162      (1,209,000)        8,524,162

Minority interest in subsidiaries                     7,497,670      (6,314,981)(C)     1,182,689

Stockholders' equity:
Common stock                                             71,324          19,795 (D)        91,119
Additional paid-in capital                           12,954,692       1,982,244 (E)    14,936,936
Retained earnings                                     4,369,432       4,686,942 (E)     9,056,374
                                                    -----------     -----------       -----------
          Total stockholders' equity                 17,395,448       6,688,981        24,084,429
                                                    -----------     -----------       -----------
                                                    $34,626,280     $  (835,000)      $33,791,280


An explanation of the pro forma adjustments is set forth on the following page.

     (A) Represents the buyout of the employment agreement of Medicore's President and Chief Executive Officer and related costs, and estimated other transaction costs.

     (B) Represents the tax benefit of net tax operating loss carryforwards of Medicore expected to be utilized by DCA and deferred tax reclassifications resulting from the merger.

     (C)  Represents the elimination of minority interest in equity of DCA.

     (D)  Represents the issuance of DCA shares pursuant to merger agreement.

     (E)  Represents the pro forma adjustments effect.

                         DIALYSIS COROPRATION OF AMERICA
              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                         Six Months Ended June 30, 2005
                                  (Unaudited)

                                                                                        DCA
                                                      Medicore       Pro Forma        Adjusted
                                                    Consolidated    Adjustments       Pro Forma
                                                   -------------    -----------       ---------
Revenues:
Sales                                               $21,899,621     $                 $21,899,621
Other income                                            248,297             ---           248,297
                                                    -----------     -----------       -----------
                                                     22,147,918             ---        22,147,918
                                                    -----------     -----------       -----------

Cost and expenses:
Cost of sales                                        13,497,800                        13,497,800
Selling, general and administrative expenses          8,095,097        (666,000)(A)     7,429,097
                                                    -----------     -----------       -----------
                                                     21,592,897        (666,000)       20,926,897
                                                    -----------     -----------       -----------

Operating income                                        555,021         666,000         1,221,021

Other income, net                                       279,489             ---           279,489
                                                    -----------     -----------       -----------

Income before income taxes, minority
   interest and equity in affiliate earnings            834,510         666,000         1,500,510

Income tax provision                                    618,908          70,000 (B)       688,908
                                                    -----------     -----------       -----------
Income before minority interest
   and equity in affiliate loss                         215,602         596,000           811,602

Minority interest in income of
   consolidated subsidiaries                           (492,046)        339,645 (C)      (152,401)

Equity in affiliate income                              214,798             ---           214,798
                                                    -----------     -----------       -----------

Net income (loss)                                   $   (61,646)    $   935,645       $   873,999
                                                    ===========     ===========       ===========

Earnings per share:
Basic, as reported                                                                       $.09
                                                                                         ====
Basic, pro forma                                                                         $.10
                                                                                         ====
Diluted, as reported                                                                     $.08
                                                                                         ====
Diluted, pro forma                                                                       $.10
                                                                                         ====

An explanation of the pro forma adjustments is set forth on the following page.

     (A) Represents expense reductions from the buyout of the employment agreement of Medicore's President and Chief Executive Officer and elimination of associated costs, and other cost reductions in conjunction with merging the companies, including the elimination of duplicative costs associated with both entities being public companies.

     (B) Represents the income tax adjustment from the net increase in DCA taxable income from inclusion of Medicore losses and the expense reductions resulting from the merger.

     (C)  Represents the elimination of minority interest in DCA earnings.

(c) Exhibits

2.1 Agreement and Plan of Merger between Dialysis Corporation of America and Medicore, Inc. dated June 2, 2005 (incorporated herein by reference to Annex A to the proxy statement/prospectus included in and made a part of the Registration Statement on Form S-4/A-1 (File No. 333-125515) filed by the Registrant with the SEC on August 10,
         2005).

3.1 Articles and Plan of Merger filed by Dialysis Corporation of America and Medicore, Inc. with the Secretary of State of the State of Florida on September 21, 2005 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on September 26, 2005).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By-----------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                             Officer

Dated:  November 30, 2005